SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 17, 2000


                          BIOSOURCE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                    0-21930              77-0340829
   (State or Other Jurisdiction       (Commission           (IRS Employer
         of Incorporation)            File Number)        Identification No.)


                                 820 Flynn Road
                           Camarillo, California 93012
                    (Address of Principal Executive Offices)

                                 (805) 987-0086
                         (Registrant's Telephone Number)

ITEM 5.  OTHER EVENTS

     The number of diluted shares of BioSource International, Inc. (the "Registrant") for the three months and six months ended June 30, 2000 is 9,293.0 and 9,627.1, respectively, and Registrant's diluted net income per share for the three months ended June 30, 2000 is $0.04, as compared to the figures originally included with Registrant's press release issued on July 17, 2000.

     Reference is made to the press release of Registrant, issued on July 17, 2000, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1, which includes the unaudited consolidated financial statements of Registrant at June 30, 2000 and for the three months and six months ended June 30, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1 Press Release dated July 17, 2000, which announced the operating results for the quarter ended June 30, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 20, 2000                                 BIOSOURCE INTERNATIONAL, INC.


                                              By:    /S/ CHARLES C. BEST
                                                     ------------------------
                                                     Charles C. Best
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT                                                             PAGE NUMBER

99.1     Press Release dated July 17, 2000, which                        5
         announced the operating results for the
         quarter ended June 30, 2000.

                                  EXHIBIT 99.1

FOR IMMEDIATE RELEASE
JULY 17, 2000

      BIOSOURCE INTERNATIONAL, INC. ANNOUNCES RECORD SALES OF $8.4M FOR THE SECOND QUARTER AND OPERATING E.P.S. OF $.09 (EXCLUDING ONE-TIME CHARGE)

CAMARILLO, Calif. - July 17, 2000

OPERATING RESULTS

BioSource International, Inc. (Nasdaq: BIOI), announced today its operating results for the quarter and six months ended June 30, 2000. Net sales for the quarter ended June 30, 2000 were $8.4 million, compared to $7.6 million reported for the same period in 1999, an increase of 11%. Excluding foreign rate exchange fluctuations of $222,000, net sales for the quarter ended June 30, 2000 grew 14.3% over the comparable period in 1999. Net sales for the first six months of 2000 were also a record $16.3 million; an increase of 10% from $14.9 million recorded the same period of 1999. Excluding foreign exchange rate fluctuations of $584,700, net sales for the six-month period ended June 30, 2000 grew 14% over the same period in 1999.

For the three months ended June 30, 2000, and excluding the one-time charge of $523,000 in follow-on equity underwriting expenses, the company reported $0.09 per basic share. For the three months ended June 30, 2000, and inclusive of all items, the company reported net income available to common stockholders of $382,500 or $.05 per share, compared to $1,004,800 or $.14 per share in the comparable prior year period. Inclusive of all items, net income available to common stockholders was $19,700 or $0.00 per share for the six months ended June 30, 2000 compared to $1,824,600 and $.25 per share for the six months ended June 30, 1999.

The Company attributed the increase in sales primarily to the strong growth of the U.S. genomics market resulting in strong demand for many of BioSource's products, especially oligonucleotides, proteins and products related to signal transduction. European sales growth was primarily from research products. Assuming a constant exchange rate, both the U.S. and Europe experienced greater than 14% growth for the six months ended June 30, 2000.

For the three and six months ended June 30, 2000, gross margins were 61.4% and 61.3% respectively, compared to 61.4% and 61.2% experienced in the comparable periods of 1999. Excluding a one time charge of $523,000 associated with the withdrawal of the company's previously announced follow-on offering (included in G & A expenses in the accompanying unaudited financial statements), the Company experienced a 30% increase in pre-tax income for the second quarter of 2000 over the same period in 1999. Additionally, excluding this one time charge, the company experienced a 9% increase in earnings before interest, taxes, depreciation and amortization (EBITDA) over the second quarter of 1999. These strong results were attributable to the increased gross profit due to increased sales, the managing of operating expenses in line with company expectations, and the reduction of interest expense due to the elimination of long term acquisition debt.

"I am very pleased with our operating results this quarter and for the year when I compare them to the same periods last year" said the Company's President and CEO James H. Chamberlain. "We came out of the gates at the start of this year with record sales and have continued on that path again this quarter" added Mr. Chamberlain. "With the Genomics market making significant advances in scientific research, our products are in demand more now than ever. While we also continue to keep an eye on our bottom line, we feel we are well poised for accelerated growth in connection with the increasing demand for our products."

The Company will conduct a conference call at 11:00a.m.PDT/2:00 EDT today. All interested parties may call (212) 346-0168, and reservation number 15836925 to participate in the call. The conference call will be available for playback for 24 hours. To access the playback, call (800) 633-8284: enter reservation # 15836925.

BioSource International, Inc. is engaged in the development, manufacture, marketing and distribution of immunological reagents, test kits and oligonucleotides used in biomedical research. The types of products supplied by the Company include a range of bioactive proteins, antibodies, human and murine cytokines, growth factors and a variety of assay systems for the detection of biological molecules. These products focus on areas of research such as immunology, cancer and neurological disease. The Company focuses its sales efforts on academic, industrial, and governmental laboratories.

This news release may contain forward-looking statements that involve risks and uncertainties, including risks described from time to time in reports filed by Biosource International, Inc. with the Securities and Exchange Commission, including its most recently filed Annual Report on Form 10-K/A.

                 BIOSOURCE INTERNATIONAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                THREE AND SIX MONTHS ENDED JUNE 30, 2000 AND 1999
                  (Amounts in thousands, except per share data)
                                   (Unaudited)

                                                    THREE MONTHS ENDED         SIX MONTHS ENDED
                                                        JUNE 30,                   JUNE 30,
                                                 -------------------------  -------------------------
                                                      2000         1999        2000         1999
                                                 ------------  -----------  -----------  ------------
Net sales                                        $   8,448.5      7,587.7     16,339.9      14,906.2
Cost of sales                                        3,257.2      2,928.4      6,315.5       5,777.5
                                                  -----------  -----------  -----------  ------------
    Gross profit                                     5,191.3      4,659.3     10,024.4       9,128.7
                                                  -----------  -----------  -----------  ------------
Operating expenses:
    Research and development                           899.2        764.5      1,721.6       1,558.9
    Sales and marketing                              1,393.4      1,163.6      2,739.9       2,234.9
    General and administrative*                      1,670.5      1,132.6      2,762.7       2,168.2
    Amortization of intangibles                        274.1        241.9        543.4         490.8
                                                  -----------  -----------  -----------  ------------
         Total operating expenses                    4,237.2      3,302.6      7,767.6       6,452.8
                                                  -----------  -----------  -----------  ------------
Operating income                                       954.1      1,356.7      2,256.8       2,675.9

Interest expense, net                                 (10.7)      (247.4)      (193.2)       (486.6)
Other income, net                                       78.3         79.5         94.3          65.3
                                                  -----------  -----------  -----------  ------------
Income before income taxes                           1,021.7      1,188.8      2,157.9       2,254.6
Provision for income taxes                             316.7        184.0        668.9         430.0
                                                  -----------  -----------  -----------  ------------
        Net income                                     705.0      1,004.8      1,489.0       1,824.6
Non-cash preferred stock dividend and
   effects of beneficial conversion                  (322.5)            -    (1,469.3)             -
                                                  -----------  -----------  -----------  ------------
Net income available to common stockholders      $     382.5      1,004.8         19.7       1,824.6
                                                  ===========  ===========  ===========  ============
Net income per share:

    Basic                                        $      0.05         0.14         0.00          0.25
                                                  ===========  ===========  ===========  ============
    Diluted                                      $      0.04         0.13         0.00          0.23
                                                  ===========  ===========  ===========  ============
Shares used to compute net income per share:

    Basic                                            7,930.0      7,189.5      7,825.2       7,184.3
                                                  ===========  ===========  ===========  ============
    Diluted                                          9,293.0      7,815.1      9,627.1       7,777.7
                                                  ===========  ===========  ===========  ============

                 BIOSOURCE INTERNATIONAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                THREE AND SIX MONTHS ENDED JUNE 30, 2000 AND 1999
                  (Amounts in thousands, except per share data)
                                   (Unaudited)

                                    CONTINUED

                                                    THREE MONTHS ENDED         SIX MONTHS ENDED
                                                        JUNE 30,                   JUNE 30,
                                                  ------------------------  -------------------------
                                                      2000         1999        2000         1999
                                                  -----------  -----------  -----------  ------------
Pro Forma pre-tax income excluding
one-time charge of $523k related to
withdrawal of follow-on offering
(included in G & A operating expenses):

Income before income taxes                          $ 1,021.7      1,188.8      2,157.9      2,254.6
Add back - one-time charge related to
follow-on offering                                      523.0            0        523.0            0
                                                  ------------  -----------  -----------  -----------
Adjusted pre-tax income
                                                    $ 1,544.7      1,188.8      2,680.9      2,254.6
                                                  ============  ===========  ===========  ===========
Adjusted net income available to common
shareholders                                        $   743.4      1,004.8        380.6      1,824.6
                                                  ============  ===========  ===========  ===========
Adjusted basic net income per share                 $    0.09         0.14         0.05         0.25
                                                  ============  ===========  ===========  ===========
Earnings Before Interest, Taxes,
Depreciation and Amortization (EBITDA)
(excluding one-time charge)
                                                  ------------  -----------  -----------  -----------
EBITDA                                              $ 2,082.8      1,918.1      3,911.8      3,687.2
                                                  ============  ===========  ===========  ===========
% of sales                                                25%          25%          24%          25%

                 BIOSOURCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
         (Amounts in thousands, except for share and per share amounts)

                                                                                    JUNE 30,        DEC. 31,
                                                                                     2000             1999
                                                                                 --------------   -----------
                                    Assets                                                 (Unaudited)
Current assets:
         Cash and cash equivalents                                               $    2,502.7        4,644.5
         Accounts receivable, less allowance for doubtful accounts
           of $238.8 at June 30, 2000 and $328.1 at December 31, 1999                 6,499.5        5,088.9
         Inventories, net                                                             6,618.6        6,015.3
         Prepaid expenses and other current assets                                      820.9          578.7
         Deferred income taxes                                                        1,994.7        1,997.8
                                                                                  -------------   -----------
                                    Total current assets                            18,436.4        18,325.2

Property and equipment, net                                                          5,457.3         5,392.6
Intangible assets net of accumulated amortization $1,729.8                          13,273.0        13,816.3
         at June 30, 2000 and $1,186.4 at December 31, 1999

Other assets                                                                            782.0          819.3
Deferred tax assets                                                                   2,262.8        1,868.4
                                                                                  -------------   -----------
                                                                                 $   40,211.5       40,221.8
                                                                                  =============   ===========

                     Liabilities and Stockholders' Equity
Current liabilities:
         Notes payable to banks, current portion                                 $       36.6        2,754.4
         Accounts payable                                                             2,461.4        2,067.6
         Accrued expenses                                                             2,004.0        1,923.8
         Deferred income                                                                354.1          369.0
         Income tax payable                                                                -           225.5
                                                                                  -------------   -----------
                                    Total current liabilities                         4,856.1        7,340.3

Notes payable to banks, less current portion                                          1,194.9       11,459.3
                                                                                  -------------   -----------
                                    Total liabilities                                 6,051.0       18,799.6

Redeemable preferred stock, $.001 par value. Authorized 1,000,000 shares;
         371,300 shares issued and outstanding as of June 30, 2000 and
         no shares issued or outstanding at December 31, 1999                         6,404.8             -

Stockholders' equity:
Common stock, $.001 par value. Authorized 20,000,000 shares: issued 8,270,109 shares and outstanding 7,982,617 shares at June 30, 2000; issued
         7,711,716 shares and outstanding 7,425,716 shares at December 31, 1999           8.0            7.4
Additional paid-in capital                                                           28,682.9       22,025.9
Retained earnings                                                                       965.0          948.1
Accumulated other comprehensive loss                                                 (1,900.2)      (1,559.2)
                                                                                  -------------   -----------
                                   Net stockholders' equity                          27,755.7       21,422.2
                                                                                  -------------   -----------
                                                                                 $   40,211.5       40,221.8
                                                                                  =============   ===========